MAINSTAY GROUP OF FUNDS

MainStay Income Builder Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay Unconstrained Bond Fund
(each a “Fund” and collectively, the “Funds”)

Supplement dated September 23, 2019 (“Supplement”) to the
Summary Prospectuses and Prospectus dated February 28, 2019, as supplemented and

Statement of Additional Information dated February 28, 2019, as supplemented and amended (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Effective January 1, 2020, the following changes will take place:

1.	Dan Roberts will no longer serve as a portfolio manager of the Funds. All references to Mr. Roberts will be deleted at that time. With the exception of Mr. Roberts, the portfolio management team for each Fund will remain the same.

2.	The “Know With Whom You Are Investing: Who Manages Your Money?” section of the Prospectus is revised as follows:

a.	The first sentence is deleted in its entirety and replaced with the following:

New York Life Investments serves as Manager of the Funds, is responsible for the overall asset allocation of the MainStay Balanced Fund and chairs the Committee responsible for making the asset allocation decisions for the MainStay Income Builder Fund.

b.	The fifth sentence in the description for MacKay Shields LLC is deleted in its entirety and replaced with the following:

MacKay Shields serves as subadvisor for the MainStay Income Builder Fund’s fixed-income investments, and collaborates with New York Life Investments concerning the overall asset allocation decisions for the Fund.

3.	MainStay Income Builder Fund only

a.	The second paragraph in the section entitled “Principal Investment Strategies” of the Fund’s Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by New York Life Investment Management LLC (“New York Life Investments”) in collaboration with MacKay Shields LLC (“MacKay Shields”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. The Fund may use equity index and fixed-income futures to manage effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Fund's equity or fixed-income allocation guidelines.

b.	The last sentence in the section entitled “Management” of the Fund’s Prospectus and Summary Prospectus is deleted and replaced with the following:

Asset allocation decisions are made by a Committee chaired by New York Life Investment Management LLC, in collaboration with MacKay Shields LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.